Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
We entered into a non-cancelable operating sublease agreement in September 2008, for office and research facilities at another Seattle, Washington location, and amended the lease in July 2009, September 2009, March 2010, and April 2010. In August 2012, we entered into a lease directly with the landlord of the building under the same material terms as our sublease, which sublease was then terminated. The lease provided for a leasehold improvement allowance of $448,000, which was reflected on the balance sheet as of December 31, 2012 as a leasehold improvement in property and equipment and as deferred rent. The lease also required us to pay additional amounts for operating and maintenance expenses. In March 2013, the lease for this facility expired and the associated leasehold improvements and accumulated depreciation were disposed as of March 31, 2013.
In December 2012, we entered into an operating sublease agreement for lab and office space at our new location in Seattle, Washington. The lease commenced in February 2013 and continues through November 2016, with an option to extend the term for an additional month. The terms of the facility lease provide for rental payments on a monthly basis and on a graduated scale. We recognize rent expense on a straight-line basis over the lease period and accrue for rent expense incurred but not paid. The lease also requires us to pay additional amounts for operating and maintenance expenses. As of December 31, 2013 and 2014, we have incurred $98,000 and $37,000, respectively, in leasehold improvements related to the lease and have recorded accumulated amortization of and $22,000 and $50,000, as of December 31, 2013 and 2014, respectively.
In December 2013, we entered into a new operating lease agreement for office space in South San Francisco, California, and amended the lease in October and November 2014. The amended lease commenced in January 2015 and continues through January 2020, with an option to extend for an additional five years. The terms of the office lease provide for rental payments on a monthly basis and on a graduated scale. We recognize rent expense on a straight-line basis over the lease period and accrue for rent expense incurred but not paid. The lease also requires us to pay additional amounts for operating and maintenance expenses beginning January 2016. With the execution of the amended lease, we were required to provide a $121,000 letter of credit as a security deposit. As of December 31, 2014, no funds had been drawn down on the letter of credit.
As of December 31, 2014, future minimum lease payments are as follows (in thousands):

2015	$718
2016	713
2017	361
2018	372
2019	383
Total future minimum lease payments	$2,547

Rent expense under operating leases was approximately $325,000, $561,000 and $576,000, for the years ended December 31, 2012, 2013 and 2014, respectively.
Contingencies
We are also contingently obligated to pay any potential future milestone payments to third parties as part of certain collaboration and licensing agreements, which could total up to $2.4 million in aggregate payments for the first licensed GLA product we develop, up to $1.3 million in aggregate payments for each subsequent licensed GLA product we develop and up to $1.9 million in aggregate payments for the ZVex products we develop. It also does not include any potential future royalty payments we may be required to make under our licensing agreements as described in Note 10.
Payments under these agreements are uncertain due to the occurrence of the events requiring payment under these agreements, including our share of potential future milestone and royalty payments. These payments generally become due and payable only upon achievement of certain clinical development, regulatory or commercial milestones.